UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 27, 2006

                                 BIOMET, INC.
            (Exact name of registrant as specified in its charter)

         Indiana                    0-12515                35-1418342
         -------                    -------                ----------
     (State or other             (Commission             (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

                56 East Bell Drive
                  Warsaw, Indiana                         46582
                  ---------------                         -----
      (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (574) 267-6639
                                                         --------------

                                Not Applicable
                                ---------------
                        (Former name or former address,
                        if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Biomet, Inc. (the "Company") hosted a conference call with the public on March 27, 2006, during which the Company presented information regarding the retirement of Dane A. Miller, its President and Chief Executive Officer. He was replaced by Daniel P. Hann, 50, the Company's general counsel and member of the board, on an interim basis as the Company searches for a successor. Pursuant to Regulation FD, this report is being filed for the purpose of furnishing to the Securities and Exchange Commission the Conference Call Transcript, a copy of which is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

The information, including Exhibit 99.1, in this Form 8-K contains certain statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes that the assumptions, on which the forward-looking statements contained herein are based, are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance that the forward-looking statements contained in this Form 8-K will prove to be accurate. Some of the factors that could cause actual results to differ from those contained in forward-looking statements made in this Form 8-K include the success of the Company's principal product lines and reorganization efforts with respect to its EBI operations, the Company's ability to develop and market new products and technologies in a timely manner, government regulation, currency exchange rate fluctuations, reimbursements from third party payors, litigation, revenue and earnings estimates, and other risk factors as set forth from time to time in the Company's filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company's objectives will be achieved. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1      Conference Call Transcript

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIOMET, INC.

Date: March 27, 2006                   By: /s/ Daniel P. Hann
                                          -----------------------
                                          Name:  Daniel P. Hann
                                          Title: Interim President and
                                                 Chief Executive Officer

Exhibit Index

Exhibit 99.1      Conference Call Transcript